Exhibit 32.1

Section 1350 CERTIFICATION

In connection with this Quarterly Report of SCWorx Corp. (the “Company”) on Form 10-Q for the quarter ended June 30, 2020, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Marc S. Schessel, Chief Executive Officer and Interim Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2020	By:	/s/ Marc S. Schessel
Marc S. Schessel
Chief Executive Officer and Interim Chief Financial Officer
(Principal Executive Officer)
(Principal Financial Officer)